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                                                                  Exhibit 10.19


                     FOURTH AMENDMENT TO GUARANTY AGREEMENT

                              (NHLP AND MCCARVER)

        THIS FOURTH AMENDMENT TO GUARANTY AGREEMENT (hereinafter sometimes referred to as this "Amendment"), entered into as of the 30th day of June, 1995, by and among NATIONAL HEALTHCARE L.P. (formerly known as National Healthcorp L.P.), a Delaware limited partnership (the "Partnership Guarantor"), and JAMES O. McCARVER, an individual resident of the State of Florida (formerly an individual resident of the State of Texas and hereinafter referred to as the "Individual Guarantor") (the Partnership Guarantor and the Individual Guarantor being sometimes hereinafter referred to collectively as the "Guarantors"), and the TORONTO-DOMINION BANK, acting through its Houston Agency (previously its Chicago Branch and hereinafter referred to as the "Bank");

                              W I T N E S S E T H:

     WHEREAS, the Guarantors have entered into that certain Guaranty Agreement dated as of December 1, 1987 (as heretofore amended, the "Guaranty Agreement"), in favor of the Bank, guaranteeing, among other things, payment of the obligations of December 1, 1987 (as amended from time to time, the "Reimbursement Agreement"), by and between Florida Convalescent Centers, Inc., a Florida corporation (the "Borrower"), and the Bank; and

     WHEREAS, the parties to the Guaranty Agreement desire to amend the Guaranty Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing premises, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree that capitalized terms used herein (including, without limitation, in the recitals hereof) but not otherwise defined or limited in this Amendment shall have the meanings ascribed thereto in the Guaranty Agreement and further agree as follows:

     1.  Amendment to Section 1.1.

         (a) Section 1.1 of the Guaranty Agreement, Definitions, is hereby amended by deleting the definitions of "Debt Service Coverage Ratio" and "Fixed Charge Coverage Ratio" contained therein and by substituting in lieu thereof the following:
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                  "'Debt Service Coverage Ratio' means, with respect to the
         Partnership Guarantor for any period, the ratio of (a) the annualized sum of Net Income and operating lease obligations, depreciation, amortization and interest expense for such period, minus the Maintenance Capital Expenditure Amount for such period, to (b) the sum of current maturities or Funded Debt and interest expense, operating lease obligations and payments required to fund any obligations guaranteed by the Partnership Guarantor, including, without limitation, the Guaranteed Obligations, all as determined in accordance with GAAP."

                  "'Fixed Charge Coverage Ratio' means, with respect to the Partnership Guarantor for any period, the ratio of (a) the annualized sum of Net Income, plus depreciation, amortization, interest expense, and capitalized lease obligations and operating lease obligations (excluding any components included in interest expense and amortization), minus the Maintenance Capital Expenditure Amount for such period, to (b) the sum of interest expense, current maturities of Funded Debt, and capitalized lease obligations and operating lease obligations (excluding any components included in interest expense and current maturities of Funded Debt), and any payments required to fund any obligations guaranteed by the Partnership Guarantor, including, without limitation, the Guaranteed Obligations, all as determined in accordance with GAAP."

         (b) Section 1.1. of the Guaranty Agreement, Definitions, is hereby further amended by inserting the following additional definitions in their appropriate alphabetical order:

                  "'Maintenance Capital Expenditures means, with respect to any Person, expenditures for the improvement, maintenance or renovation of assets which are capitalized in accordance with GAAP, but specifically excluding, without limitation, the expansion of existing Facilities or the acquisition, development or construction of new property."

                  "'Maintenance Capital Expenditure Amount' means, with respect to the Partnership Guarantor for any period, the greater of (a) actual Maintenance Capital Expenditures made during such period, or (b) five hundred dollars ($500) per bed owned or leased by the Partnership Guarantor during such period or any portion thereof."

                  "'Reported Taxable Income' means, with respect to the Partnership Guarantor for any fiscal year, the ordinary and portfolio income of the Partnership Guarantor as reported to the Internal Revenue Service on Form 1065 (or any successor form) for such fiscal year."


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        2.      Amendments to Article IV.

        (a) Section 4.11 of the Guaranty Agreement, Quarterly Performance Certificates, is hereby amended by deleting Section 4.11(a) thereof in its entirety and by substituting in lieu thereof the following

                 "(a) setting forth as at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish whether or not the Partnership Guarantor, on a consolidated basis, was in compliance with the requirements of Section
         4.14 and 4.25 hereof, and, with respect to compliance with Section 4.25 hereof, setting forth as of the end of such quarterly period or fiscal year, as the case may be, (i) the amount of distributions made to the holders of units of the Partnership Guarantor during such period, (ii) the aggregate amount of distributions made to the holders of units of the Partnership Guarantor for the then current fiscal year-to-date, and
         (iii) the estimated Reported Taxable Income for such quarterly and year-to-date period."

        (b) Section 4.12 of the Guaranty Agreement, Copies of Other Reports, is hereby amended by adding the following new Section 4.12(e) after existing Section 4.12(d) thereof:

                "(e) within ninety (90) days after the last day of the fourth quarter of each fiscal year, (a) a calculation of Reported Taxable Income for such fiscal year consistent with the calculation which will be used to determine the Reported Taxable Income to be filed on Form 1065 (or any successor form) of the Internal Revenue Service by the Partnership Guarantor for such fiscal year, and (b) promptly after filing thereof, a final copy of Form 1065 (or any successor form) as filed by the Partnership Guarantor for such fiscal year."

        (c) Article IV of the Guaranty Agreement is hereby further amended by adding the following new Section 4.25 at the end of Article IV thereof:

                "4.15   Distributions.  The Partnership Guarantor shall not make
        distributions to the holders of units of the Partnership Guarantor other than distributions in respect of any fiscal year which in the aggregate do not exceed sixty-two and one half percent (62.5%) of Reported Taxable Income for such fiscal year; provided, however, that in the event such distributions in respect of any fiscal year (for purposes of this Section, the "First Year") exceed sixty percent (60%) of Reported Taxable Income for such year, the


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        holders of units of the Partnership Guarantor pursuant to this Section
        4.25 in respect of the next succeeding fiscal year (for purposes of this Section, the "Second Year") which in the aggregate, and together with distributions made in respect of the First Year, exceed sixty percent (60%) of the sum of Reported Taxable Income for the First Year and the Second Year."

        3. Amendment to Section 6.1. Section 6.1. of the Guaranty Agreement, Events of Default, is hereby amended by deleting Section 6.1(b) thereof in its entirety and by substituting in lieu thereof the following:

                "(b) The Guarantors, or either of them, shall fail to perform or observe any term, convenant or agreement contained in Sections 2.1, 4.9, 4.10, 4.11, 4.14, 4.15, 4.16, 4.19, 4.22 or 4.25 to which such
        Guarantors are subject; or"

        4. Reaffirmation of Obligations. The Guarantors hereby reaffirm their respective obligations under the Guaranty Agreement, as herein amended, and their joint, several, absolute and unconditional guarantee to the Bank of the timely payment and performance of all of the Guarantee Obligations.

        5. Reaffirmation of Representations and Warranties; Absence of Default. The Guarantors hereby (a) reaffirm that their representations and warranties as set forth in the Guaranty Agreement are true and correct on the date hereof, and (b) represent and warrant to the Bank that no Default or Event of Default has occurred and is continuing on the date hereof.

        6. No Other Amendments. Except to the extent specifically amended as herein set forth, the Guaranty Agreement remains unchanged, and the Guaranty Agreement, as herein amended, remains in full force and effect.

        7. Severability. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization as to the remaining provisions hereof and shall not affect the validity, enforceability or legality of such provision in any other jurisdiction.

        8. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Illinois.



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        9.  Multiple Counterparts.  This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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        IN WITNESS WHEREOF, the Guarantors and the Bank have duly executed and delivered this Amendment, or caused same to be duly executed and delivered, as of the date first above written.




                                        ------------------------------[SEAL]
                                        JAMES O. McCARVER



                                        NATIONAL HEALTHCARE L.P. (formerly
                                        known as National Healthcorp L.P.),
                                        a Delaware limited partnership


                                        By:  NHC, Inc., a Tennessee
                                             corporation, as Managing
                                             General Partner


                                             By: /s/
                                                 ---------------------------
                                             Title: SR. VP
                                                   -------------------------


                                             Attest: /s/
                                                    ------------------------
                                             Title:
                                                    ------------------------

                                                         -NO-
                                                        [SEAL]

                                        THE TORONTO-DOMINION BANK, acting
                                        through its Houston Agency


                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------






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